Exhibit 99.1

KARTOON CHANNEL! CELEBRATES “WARREN BUFFETT’S SECRET MILLIONAIRES CLUB WEEKEND” WITH EXCLUSIVE WEEKEND EVENT OF GENIUS BRANDS INTERNATIONAL MOVIE, “A MIDWESTERN YANKEE IN KING ARTHUR’S COURT,” STARRING ANIMATED WARREN BUFFETT

Critically-Acclaimed Episodes, ‘Words from Warren’ Finance Tips, Pandemic Safety PSA’s and Animated Feature Film All Available Friday, January 15th on Kartoon Channel!

Beverly Hills, CA; January 13, 2021:, Genius Brands International (GNUS:NASDAQ) announces today a weekend limited viewing event, “Warren Buffett’s Secret Millionaires Club Weekend,” starting Friday, January 15th exclusively on Kartoon Channel! (download). “Warren Buffett’s Secret Millionaires Club Weekend” will feature the animated series, Warren Buffett’s Secret Millionaires Club; original public service announcements (PSAs) featuring Warren Buffett; business tips for kids—"Words From Warren;” and the weekend feature-length movie special, A Midwestern Yankee in King Arthur’s Court, starring an animated Warren Buffett.

“As we continue to rapidly build an audience and content for our Kartoon Channel!, we are thrilled to give children and their parents the opportunity to experience the invaluable positive messaging, and wisdom, inside Warren Buffett’s Secret Millionaires Club,” stated Andy Heyward, Chairman & CEO of Genius Brands.

Warren Buffett’s Secret Millionaires Club, created with and starring an animated Warren Buffett, teaches kids strong lessons, not just about money and business, but about life through positive messages from Warren Buffett. The series features a robust list of guest voice talent including, Bill Gates, Jay-Z, Nick Cannon, Gisele Bündchen, and Kelly Rowland. In the movie special, A Midwestern Yankee in King Arthur’s Court (based on the Mark Twain classic, A Connecticut Yankee in King Arthur’s Court), Warren Buffett and the kids travel back in time to Camelot on a Quest for the Six Golden Rules to save Young Arthur's Kingdom, making new friends and learning valuable lessons along the way!

About Kartoon Channel! + Kartoon Classroom!

Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households and over 300 million devices via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple iOS, Android TV, Android Mobile,  Google Play, Xumo, Roku, Tubi, and streaming via KartoonChannel.com, as well as accessible via Samsung Smart TVs, and LGTVs.

The channel offers access to a wide variety of Genius Brands original and acquired family-friendly content, with more added daily, including Babar, Angry Birds, Stan Lee’s Mighty7, Thomas Edison’s Secret Lab, Baby Einstein, Baby Genius, Llama Llama shorts, Warren Buffett’s Secret Millionaires Club, and more. Additionally, Genius Brands has added more family-friendly gaming content, including Minecraft’s Journey to the End and Fairy Horse Quest, Octodad, PixArk, and Big B Roblox Challenge from Tankee. Genius Brands will also premiere on Kartoon Channel! the upcoming comedy-adventure series, Stan Lee’s Superhero Kindergarten, currently in production and starring Arnold Schwarzenegger, in Q2 2021.

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Kartoon Channel! content has been curated through a program code developed in consultation with Stanford University Professor Emeritus Don Roberts, one of the world’s leading researchers of children’s media, to ensure the delivery of positive and purposeful content that is safe for children. The Kartoon Channel! Content Code, under the leadership of Professor Roberts, ensures among other things, there will be no violence, no negative stereotypes, no inappropriate language, no degradation of the environment, and no excess commercialization.

Kartoon Classroom! is an innovative extension of Kartoon Channel! that features relevant and impactful STEAM-based content (science, technology, engineering arts and math), including programming from Genius Brands’ ‘content with a purpose’ library such as Baby Genius (Early Development), Thomas Edison’s Secret Lab (STEM), and Warren Buffett’s Secret Millionaires Club (Financial Literacy). Additionally, Kartoon Classroom! will showcase content from third party creators worldwide, such as Baby Einstein (Early Development), Little Smart Planet (Early Learning), I’m A Dinosaur (Paleontology), Super Geek Heroes (Early Learning), Counting with Earl (Math), Giligilis (Musical Learning), and Out of this Word (English Language). Genius Brands will also develop new original content for the platform and announces the first Kartoon Classroom! original series in development, KC! Pop Quiz.

To stream Kartoon Channel! and Kartoon Classroom! for free, download our app or visit: www.kartoonchannel.com

About Genius Brands International

Genius Brands International, Inc. (Nasdaq: GNUS) is a leading global kids media company developing, producing, marketing and licensing branded children’s entertainment properties and consumer products for media and retail distribution. The Company’s award-winning ‘content with a purpose’ portfolio includes the upcoming Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger; Rainbow Rangers for Nick Jr.; Llama Llama, starring Jennifer Garner, for Netflix; award-winning toddler brand Baby Genius; adventure comedy STEM series Thomas Edison's Secret Lab; and entrepreneurship series Warren Buffett's Secret Millionaires Club. Through licensing agreements with leading partners, characters from Genius Brands’ IP also appear on a wide range of consumer products for the worldwide retail marketplace. The Company’s new Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple iOS, Android TV, Android Mobil,  Google Play, Xumo, Roku, Tubi, KartoonChannel.com, Samsung Smart TVs and LG TVs. For additional information, please visit www.gnusbrands.com.

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Forward Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to repay our outstanding debt; the potential issuance of a significant number of shares to our convertible note holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@gnusbrands.com

INVESTOR RELATIONS CONTACT:

ir@gnusbrands.com

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